                                                                     Exhibit 2

THIS PROMISSORY NOTE MAY NOT BE (I) SOLD, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF OR (II) SUBJECTED TO ANY LIEN, ATTACHMENT, PLEDGE, HYPOTHECATION OR ANY JUDICIAL PROCESS OF ANY CREDITOR OF THE HOLDER OF THIS NOTE OR ANY PARTY TO THE STOCK PURCHASE AGREEMENT (AS DEFINED BELOW) EXCEPT PURSUANT TO A VALID WAIVER OF THE APPLICABLE PROVISIONS OF SECTION 9.10 OF SUCH AGREEMENT.

THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE OR DISPOSITION MAY BE EFFECTED EXCEPT IN COMPLIANCE WITH RULE 144 UNDER SAID ACT OR AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE PAYOR (AS DEFINED BELOW), THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION.

THIS PROMISSORY NOTE IS SUBJECT TO A SUBORDINATION AGREEMENT, DATED AS OF DECEMBER 3, 1999 AMONG BANK OF AMERICA, N.A., AS SENIOR LENDER AND THE PAYOR. THIS PROMISSORY NOTE IS SUBORDINATED IN RIGHT AND TIME OF PAYMENT TO THE PRIOR INDEFEASIBLE PAYMENT IN FULL IN CASH OF ALL SENIOR DEBT (AS DEFINED THEREIN), AND ALL LIENS AND SECURITY INTERESTS SECURING THIS PROMISSORY NOTE ARE SUBORDINATED TO LIENS AND SECURITY INTERESTS SECURING SUCH SENIOR DEBT, IN ACCORDANCE WITH THE TERMS OF SUCH SUBORDINATION AGREEMENT AND EACH HOLDER OF THIS PROMISSORY NOTE, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE TERMS AND PROVISIONS OF SUCH SUBORDINATION AGREEMENT.


                          SUBORDINATED PROMISSORY NOTE

                                                                December 3, 1999

         FOR VALUE RECEIVED, CERPROBE CORPORATION, a Delaware corporation (together with its successors and assigns, the "PAYOR"), promises to pay to ALI BUSHEHRI (the "AGENT") or any successor appointed pursuant to Section 10.2(e) of the Stock Purchase Agreement (as defined below) (the "HOLDER") the principal amount of $2,830,000 (as may be adjusted from time to time as set forth herein) on the earlier of (i) December 3, 2002 or (ii) the third business day following the Payor's receipt of gross proceeds equal to or in excess of $10,000,000 from a public offering of shares of its common stock pursuant to an effective registration statement under the Securities Act of 1933, as amended, and "firm commitment" underwriting arrangements (such earlier date, the "MATURITY DATE"), along with interest on the outstanding principal amount at the rate of 10% per annum. The principal amount payable by the Payor to the Holder on the Maturity Date and the interest thereon then due are together referred to herein as the "MATURITY AMOUNT." The Maturity Amount constitutes a portion of the Aggregate Share Purchase Price (capitalized terms used and not defined herein shall have the meanings assigned to them in the Stock Purchase Agreement (the "STOCK PURCHASE AGREEMENT") dated as of






                                       1.
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December 3, 1999 by and among the Payor, Oz Technologies, Inc., a California corporation, Nasser Barabi, Iraj Barabi, Ali Bushehri, individually and as trustee for the Ali and Nassrin Bushehri Trust, and Ahmad Barabi, individually and as trustee for the Ahmad and Zakieh Barabi Trust) payable to the Holder on behalf of the Non-Trust Selling Stockholders and the Trusts under the Stock Purchase Agreement. The principal amount payable by the Payor to the Holder on the Maturity Date pursuant to the first sentence of this paragraph is subject to adjustment as provided in this paragraph and paragraph 1 below, and shall equal the principal amount (the "MATURITY DATE PRINCIPAL AMOUNT") on Schedule A hereto that (i) has been endorsed by the Holder and for which an Anniversary Instruction, a 5.6(b) Instruction, a 5.11 Instruction, a 5.13 Instruction or a
9.11 Instruction (each as defined herein) is attached hereto and (ii) corresponds to the Maturity Date or the date closest to the Maturity Date, as applicable (or, if no endorsements have been made by the Holder, the amount corresponding to December 3, 1999). The interest due on this note (this "NOTE") on the Maturity Date shall commence on the date hereof and be calculated on the basis of a 365-day or a 366-day year, as applicable, by reference to the outstanding principal amount under this Note as determined on a daily basis from Schedule A hereof (except that any portion of the original outstanding principal amount under this Note that has been subtracted on Schedule A hereto based on a
9.11 Instruction that has been endorsed by the Agent shall be deemed, for purposes of calculating interest under this Note, to have never been outstanding). No portion of the Maturity Amount shall be payable by the Payor to the Holder until the Maturity Date. The Payor may, at its option, on each of December 3, 2000 and December 3, 2001, pay to the Holder all or any portion of the principal and interest then outstanding under this Note to the extent that doing so does not cause the Payor to violate any covenant in any loan, security or subordination document to which the Payor is then a party. To the extent that any such payment is made and constitutes a principal payment, the Payor shall deliver a written instruction (an "Anniversary Instruction") to the Holder instructing it to endorse a subtraction on Schedule A hereto in the amount provided in such Anniversary Instruction, and the Holder shall endorse such subtraction in such amount as promptly as practicable (an in no event later than the Maturity Date) after its receipt of such Anniversary Instruction. The Holder shall attach to this Note each Anniversary Instruction pursuant to which it makes any endorsement to Schedule A of this Note, and no endorsement to Schedule A of this Note made pursuant to an Anniversary Instruction shall be effective unless a corresponding Anniversary Instruction is attached to this Note. To the extent that all or any portion of the Maturity Date Principal Amount is not paid by the Payor to the Holder on the Maturity Date (the portion of the Maturity Date Principal Amount that is not paid on the Maturity Date being herein referred to as the "UNPAID MATURITY DATE PRINCIPAL AMOUNT"), the Unpaid Maturity Date Principal Amount shall accrue interest at the rate of 10% per annum commencing on the Maturity Date until the date on which the Unpaid Maturity Date Principal Amount (and all interest thereon pursuant to this sentence) has been paid in full to the Holder, with such interest being calculated based on a 365-day or a 366-day year, as applicable, and by reference to the Unpaid Maturity Date Principal Amount as determined on a daily basis.

         1. This Note shall be held by the Holder until the Termination Date or the Subsequent Termination Date, as applicable, as collateral to secure the rights of the Indemnitees under the Stock Purchase Agreement. In the event that, prior to or on the Maturity Date, the Payor instructs the Holder in writing pursuant to Section 5.6(b) of the Stock Purchase Agreement







                                       2.
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to endorse an addition on Schedule A hereto in the amount of the Total Initial
Selling Period Share Shortfall (a "5.6(b) INSTRUCTION"), the Holder shall endorse such addition on Schedule A hereto as promptly as practicable (and in no event later than the Maturity Date) after receipt of such 5.6(b) Instruction. The Holder shall attach to this Note each 5.6(b) Instruction pursuant to which it makes any endorsement to Schedule A of this Note, and no endorsement to Schedule A of this Note made pursuant to a 5.6(b) Instruction shall be effective unless the corresponding 5.6(b) Instruction is attached to this Note. In the event that, prior to or on the Maturity Date, the Payor instructs the Holder in writing pursuant to Section 5.11 of the Stock Purchase Agreement to endorse an addition or subtraction on Schedule A hereto in the amount of the Real Property Shortfall or Real Property Surplus, as applicable (a "5.11 INSTRUCTION"), the Holder shall endorse such addition or subtraction on Schedule A hereto as promptly as practicable (and in no event later than the Maturity Date) after receipt of such 5.11 Instruction. The Holder shall attach to this Note each 5.11 Instruction pursuant to which it makes any endorsement to Schedule A of this Note, and no endorsement to Schedule A of this Note made pursuant to a 5.11 Instruction shall be effective unless the corresponding 5.11 Instruction is attached to this Note. In the event that, prior to or on the Maturity Date, the Payor instructs the Holder in writing pursuant to Section 5.13 of the Stock Purchase Agreement (a "5.13 INSTRUCTION") to endorse a subtraction on Schedule A hereto in the amount of the J.D. Edwards Payment stated in such instruction, the Holder shall endorse such subtraction on Schedule A hereto as promptly as practicable (and in no event later than the Maturity Date) after receipt of such
5.13 Instruction. The Holder shall attach to this Note each 5.13 Instruction pursuant to which it makes any endorsement to Schedule A of this Note, and no endorsement to Schedule A of this Note made pursuant to a 5.13 Instruction shall be effective unless a corresponding 5.13 Instruction is attached to this Note. In the event that, prior to or on the Maturity Date, the Holder receives, pursuant to the provisions of Section 9.11 ("SECTION 9.11") of the Stock Purchase Agreement, either (i) a written instruction or notice from the Payor,
(ii) a settlement agreement executed by the Payor and the Holder, (iii) a copy of a court order or (iv) an arbitrator's written decision (any such instruction, notice, settlement agreement, court order or written decision delivered to the Holder pursuant to Section 9.11 being herein referred to as a "9.11 INSTRUCTION") instructing it to endorse a subtraction or addition on Schedule A hereto in the amount provided in such 9.11 Instruction, the Holder shall endorse such subtraction or addition in such amount as promptly as practicable (and in no event later than the Maturity Date) after its receipt of such 9.11 Instruction. The Holder shall attach to this Note each 9.11 Instruction pursuant to which it makes any endorsement to Schedule A of this Note, and no endorsement to Schedule A of this Note made pursuant to a 9.11 Instruction shall be effective unless the corresponding 9.11 Instruction is attached to this Note. No amounts shall be due under this Note (and no Unpaid Maturity Date Principal Amount shall be deemed to exist with respect to this Note) on the Maturity Date or thereafter until the Holder shall have endorsed all the subtractions and additions on Schedule A hereto required by the immediately preceding paragraph and this paragraph 1 and shall have attached all the Anniversary Instructions, 5.6(b) Instructions, 5.11 Instructions, 5.13 Instructions and 9.11 Instructions corresponding to such endorsements. If the Holder has not endorsed all the subtractions and additions on Schedule A hereto required by the immediately preceding paragraph and this paragraph 1 on the Maturity Date specified in the introductory paragraph, the Maturity Date shall become, for all purposes of this Note, the date on which the Holder has endorsed all such subtractions and additions.



                                       3.
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         2. All amounts then owing under this Note shall become due and payable immediately in the event of a sale of all of substantially all of the Payor's assets or capital stock to an unaffiliated third party or a general assignment by the Payor for the benefit of its creditors. Any date on which any of the preceding events occurs shall be deemed, for all purposes of this Note, the Maturity Date. Notwithstanding the immediately preceding sentence, if the Holder has not endorsed all the subtractions and additions on Schedule A hereto required by the second preceding paragraph and paragraph 1 on any date on which any of the preceding events occurs, the Maturity Date with respect to such event shall become, for all purposes of this Note, the date on which the Holder has endorsed all such subtractions and additions.

         2a. If (i) the Payor is permitted under CRPB Investors, L.L.C.'s constitutive documents, (ii) its doing so would not cause the Payor to violate any covenant in any loan, security or subordination document to which the Payor is then a party (it being understood that the Payor shall not enter into any such document containing any such covenant after the date hereof), and (iii) the pledge of the Payor's membership interest (the "MEMBERSHIP INTEREST") in CRPB Investors, L.L.C. existing on the date hereof is released prior to the Maturity Date, the Payor shall use its best efforts to pledge the Membership Interest as security for amounts outstanding under this Note.

         3. All payments of interest and principal shall be in lawful money of the United States of America and shall be made to the Holder. All payments shall be applied first to accrued interest, and thereafter to principal.

         4. In the event of any default hereunder, Payor shall pay all reasonable attorneys' fees and court costs incurred by Holder in enforcing and collecting this Note.

         5. Payor hereby waives demand, notice, presentment, protest and notice of dishonor.

         6. The terms of this Note shall be construed in accordance with, and governed in all respects by, the internal laws of the State of California (without giving effect to principles of conflicts of laws).





                                       4.
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7. Any term of this Note may be amended or waived with the written consent of
Payor and the Holder.


                                        CERPROBE CORPORATION



                                        By:
                                           ---------------------------------






                                       5.
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                                   SCHEDULE A

                     PRINCIPAL AMOUNT OF THE PROMISSORY NOTE


         The following subtractions and additions of portions of the principal amount of this Promissory Note have been made:



                                                        PRINCIPAL AMOUNT
                                                         FOLLOWING SUCH
                                PRINCIPAL AMOUNT         SUBTRACTION OR
         DATE MADE            SUBTRACTED OR ADDED           ADDITION          NOTATION MADE ON BEHALF OF THE HOLDER
-------------------------     -------------------       ---------------       -------------------------------------
December 3, 1999                   -----                    $2,830,000                        -----






NO ENDORSEMENT BY THE HOLDER OF THIS SCHEDULE A SHALL BE EFFECTIVE UNLESS THE CORRESPONDING ANNIVERSARY INSTRUCTION, 5.6(b) INSTRUCTION, 5.11 INSTRUCTION,
5.13 INSTRUCTION OR 9.11 INSTRUCTION (EACH AS DEFINED IN THIS NOTE) IS ATTACHED HERETO.